KKR & Co. L.P. Reports Third Quarter 2016 Results
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NEW YORK, October 25, 2016 - KKR & Co. L.P. (NYSE: KKR) today reported its third quarter 2016 results.

GAAP net income (loss) attributable to KKR & Co. L.P. common unitholders was $352.2 million and $116.1 million for the quarter and nine months ended September 30, 2016, respectively, compared to $(190.6) million and $456.2 million in the comparable periods of 2015. On a diluted basis, net income (loss) per common unit was $0.73 and $0.24 for the quarter and nine months ended September 30, 2016, respectively, compared to $(0.42) and $0.95 in the comparable periods of 2015. GAAP KKR & Co. L.P. Capital - Common Unitholder equity was $5.3 billion (1) as of September 30, 2016, or $11.95, per outstanding common unit.

For the quarter ended September 30, 2016, After-tax Economic Net Income (Loss) and After-tax Economic Net Income (Loss) per adjusted unit were $598.2 million and $0.71, respectively, compared to $(314.8) million and $(0.37) for the quarter ended September 30, 2015. After-tax Distributable Earnings was $461.5 million for the quarter ended September 30, 2016 compared to $331.1 million for the quarter ended September 30, 2015.

For the nine months ended September 30, 2016, After-tax Economic Net Income (Loss) and After-tax Economic Net Income (Loss) per adjusted unit were $236.4 million and $0.28, respectively, compared to $957.8 million and $1.13 for the nine months ended September 30, 2015. After-tax Distributable Earnings were $1,137.8 million for the nine months ended September 30, 2016 compared to $1,284.0 million for the nine months ended September 30, 2015.

Quarterly Highlights

•	Strong investment performance resulted in After-tax Economic Net Income of $598 million for the third quarter of 2016

•	Private Markets monetization activity was the primary driver of After-tax Distributable Earnings of $461 million or $0.57 per adjusted unit eligible for distribution for the third quarter 2016

•	Assets Under Management were $131 billion as of September 30, 2016, up 17% compared to September 30, 2015 as organic new capital raised exceeded $28 billion over the past twelve months

•	Book value was $9.6 billion as of September 30, 2016, or $11.95 per outstanding adjusted unit

•	Our regular distribution per common unit of $0.16 was declared

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“Strong underlying fundamentals across fundraising, deployment, exit activity and investment performance resulted in significant Economic Net Income and After-tax Distributable Earnings this quarter,” said Henry R. Kravis and George R. Roberts, Co-Chairmen and Co-Chief Executive Officers of KKR.

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Note: Certain financial measures, including economic net income ("ENI"), After-tax ENI, After-tax distributable earnings, book value, adjusted units and outstanding adjusted units, are not presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”). See Exhibits C and D for a reconciliation of such measures to financial results prepared in accordance with GAAP.
(1) GAAP KKR & Co. L.P. Capital - Common Unitholder equity represents only that portion of the business held by KKR & Co. L.P. and does not include the economic interests that are held by KKR Holdings L.P. Our reportable segments are presented prior to giving effect to the allocation of ownership interests between KKR & Co. L.P. and KKR Holdings L.P. and as such represent the business in total.

GAAP RESULTS COMMENTARY
Fees and Other
On January 1, 2016, KKR adopted ASU 2015-02, which resulted in the de-consolidation of most of KKR's investment funds that had been consolidated prior to such date. When an investment fund is consolidated, management fees, fee credits and carried interest earned from consolidated funds are eliminated in consolidation and as such are not recorded in Fees and Other. The economic impact of these management fees, fee credits and carried interests that are eliminated is reflected as an adjustment to noncontrolling interests and has no impact to Net Income Attributable to KKR & Co. L.P. As a result of the de-consolidation of most of our investment funds, the management fees, fee credits and carried interests associated with funds that had previously been consolidated are included in Fees and Other beginning on January 1, 2016 as such amounts are no longer eliminated. We adopted this guidance using the modified retrospective method. As a result, restatement of prior period results is not required and prior periods presented under GAAP have not been impacted.
Fees and Other were $687.1 million and $1,426.6 million for the quarter and nine months ended September 30, 2016, respectively, compared to $188.6 million and $735.8 million in the comparable periods of 2015. The net increase in both periods was primarily due to the inclusion of carried interest gains earned from investment funds that are no longer consolidated in the 2016 period, an increase in management fees driven primarily by fees earned from investment funds that are no longer consolidated in the 2016 period and higher transaction fees in our Private Markets and Capital Markets businesses. These increases were partially offset by an increase in fee credits incurred, driven primarily by fee credits associated with investment funds that are no longer consolidated in the 2016 period and a decrease in monitoring fees in our Private Markets business.
Expenses
Total expenses were $511.1 million and $1,242.7 million for the quarter and nine months ended September 30, 2016, respectively, compared to $276.9 million and $1,346.1 million in the comparable periods of 2015. The increase for the quarter was primarily due to an increase in compensation and benefits due to a higher level of carry pool allocations reflecting a higher level of appreciation in the value of our private equity portfolio. The decrease for the nine month period was primarily due to a decrease in compensation and benefits due to a lower level of carry pool allocations.
Total Investment Income (Loss)
As indicated above, on January 1, 2016, KKR adopted ASU 2015-02, which resulted in the de-consolidation of most of KKR's investment funds that had been consolidated prior to such date. Effective with the adoption of ASU 2015-02, investment income earned from our investment funds that had previously been consolidated is not included in the statement of operations.

Total investment income (loss) was $809.6 million for the quarter ended September 30, 2016, compared to $(1,137.0) million for the quarter ended September 30, 2015. The investment gains in the current period were primarily due to an increase in the value of KKR's investment portfolio, the most significant of which was our private equity portfolio. The investment losses in the prior period were primarily due to a decrease in the value of KKR's investment portfolio, the most significant of which was in our private equity and CLO portfolios. The investment income in the 2015 period includes the impact of investment funds that are no longer consolidated in the 2016 period.

Total investment income (loss) was $322.5 million for the nine months ended September 30, 2016, compared to $4,680.6 million for the nine months ended September 30, 2015. The decrease was primarily attributable to the impact of investment funds that are no longer consolidated in the 2016 period.

TOTAL REPORTABLE SEGMENTS RESULTS COMMENTARY
Segment Revenues
Total segment revenues were $1,031.5 million for the quarter ended September 30, 2016, compared to total segment revenues of $(191.8) million for the quarter ended September 30, 2015. The increase was principally attributable to net investment income and carried interest gains in the current period as compared to net investment and carried interest losses in the prior period. The net investment gains in the third quarter of 2016 include an increase in value of our private equity portfolio as well as increases in the value of our energy and credit portfolios. The higher level of carried interest is primarily due to net appreciation in KKR’s private equity portfolio in the current period as compared to net losses in the prior period. For the quarter and last twelve months ended September 30, 2016, KKR's private equity portfolio appreciated 5.8% and 13.0%, respectively.
Total segment revenues were $1,200.9 million for the nine months ended September 30, 2016, compared to total segment revenues of $2,018.3 million for the nine months ended September 30, 2015. The decrease was principally attributable to net investment losses and a lower level of carried interest gains in the current period. The net investment losses for the first nine months of 2016 were driven largely by unrealized losses in KKR's private equity portfolio. The lower level of carried interest for the nine months ended September 30, 2016 is primarily due to a lower level of net appreciation in KKR’s private equity portfolio. For the nine months ended September 30, 2016, KKR's private equity portfolio appreciated 8.9%.

Economic Net Income
ENI was $669.3 million for the quarter ended September 30, 2016, compared to ENI of $(286.0) million for the quarter ended September 30, 2015. The increase was primarily attributable to higher total segment revenues as described above, partially offset by an increase in performance income compensation primarily in our Private Markets segment reflecting carried interest gains in the 2016 period.
ENI was $411.2 million for the nine months ended September 30, 2016, compared to ENI of $1,153.3 million for the nine months ended September 30, 2015. The decrease was primarily attributable to lower total segment revenues as described above, partially offset by a decrease in performance income compensation primarily in our Private Markets segment reflecting a lower level of carried interest in the 2016 period.
AUM and FPAUM
AUM was $131.1 billion as of September 30, 2016, largely unchanged compared to AUM of $131.0 billion as of June 30, 2016. Distributions to limited partners of our private equity funds arising from realizations and distributions in our credit and hedge fund solutions businesses were offset by (i) new capital raised in our private equity, credit and hedge fund businesses and (ii) an increase in the fair value of our private equity and credit portfolios.
FPAUM was $93.2 billion as of September 30, 2016, a decrease of $1.4 billion, compared to FPAUM of $94.6 billion as of June 30, 2016. The decrease was primarily attributable to distributions in our credit and hedge fund solutions business and distributions to limited partners of our private equity funds arising from realizations. These decreases were partially offset by new capital raised primarily in our credit and hedge fund businesses.
DISTRIBUTIONS AND OTHER
A distribution of $0.16 per common unit has been declared, which will be paid on November 22, 2016 to holders of record of common units as of the close of business on November 4, 2016. Under KKR's distribution policy for its common units, KKR intends to make equal quarterly distributions to holders of common units in an amount of $0.16 per common unit per quarter.
A distribution of $0.421875 per Series A Preferred Unit has been declared and set aside for payment on December 15, 2016 to holders of record of Series A Preferred Units as of the close of business on December 1, 2016. A distribution of $0.406250 per Series B Preferred Unit has been declared and set aside for payment on December 15, 2016 to holders of record of Series B Preferred Units as of the close of business on December 1, 2016.
The declaration and payment of any future distributions on preferred or common units are subject to the discretion of the board of directors of the general partner of KKR and the terms of its limited partnership agreement. There can be no assurance that future distributions will be made as intended or at all, that unitholders will receive sufficient distributions to satisfy payment of their tax liabilities as limited partners of KKR or that any particular distribution policy for common units will be maintained.
Since the announcement of our $500 million common unit repurchase program on October 27, 2015 through October 13, 2016, KKR has repurchased 31.5 million common units for $457 million. In addition, equity awards representing 5.2 million common units were cancelled for approximately $79 million to satisfy tax obligations in connection with their vesting. In total, 36.7 million common units have been retired on a fully-diluted basis over this period.
KKR Financial Services LLC, a subsidiary of KKR (“KFN”), today announced that it will redeem in full its $258.8 million 8.375% Senior Notes due 2041 on November 15, 2016 at a redemption price of 100% of the principal amount, plus accrued and unpaid interest up to, but excluding, the redemption date.  KFN intends to use cash on hand to fund the redemption.
SUPPLEMENTAL INFORMATION
A slide presentation containing supplemental commentary about KKR's financial results for the fiscal quarter ended September 30, 2016 may be accessed through the Investor Center of the KKR website at http://ir.kkr.com/kkr_ir/kkr_events.cfm. The presentation will be referenced on the conference call discussed below.
CONFERENCE CALL
A conference call to discuss KKR's financial results will be held on Tuesday, October 25, 2016 at 10:00 a.m. ET. The conference call may be accessed by dialing (877) 303-2917 (U.S. callers) or +1 (253) 237-1135 (non-U.S. callers); a pass code is not required. Additionally, the conference call will be broadcast live over the Internet and may be accessed through the Investor Center section of KKR's website at http://ir.kkr.com/kkr_ir/kkr_events.cfm. A replay of the live broadcast will be available on KKR's website or by dialing (855) 859-2056 (U.S. callers) or +1 (404) 537-3406 (non-U.S. callers), pass code 94309789, beginning approximately two hours after the broadcast.
From time to time, KKR may use its website as a channel of distribution of material company information. Financial and other important information regarding KKR is routinely posted and accessible on the Investor Center for KKR & Co. L.P. at http://ir.kkr.com/kkr_ir/kkr_events.cfm. In addition, you may automatically receive email alerts and other information about KKR by enrolling your email address at the “Email Alerts” area of the Investor Center on the website.

ABOUT KKR
KKR is a leading global investment firm that manages investments across multiple asset classes including private equity, energy, infrastructure, real estate, credit and hedge funds. KKR aims to generate attractive investment returns by following a patient and disciplined investment approach, employing world-class people, and driving growth and value creation at the asset level. KKR invests its own capital alongside its partners' capital and brings opportunities to others through its capital markets business. References to KKR’s investments may include the activities of its sponsored funds. For additional information about KKR & Co. L.P. (NYSE: KKR), please visit KKR's website at www.kkr.com and on Twitter @KKR_Co.
FORWARD-LOOKING STATEMENTS
This release contains certain forward-looking statements. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. The forward-looking statements are based on KKR’s beliefs, assumptions and expectations, taking into account all information currently available to it. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to KKR or are within its control. If a change occurs, KKR’s business, financial condition, liquidity and results of operations, including but not limited to AUM, FPAUM, ENI, ENI after taxes, after-tax distributable earnings, capital invested, syndicated capital, uncalled commitments, cash and short-term investments, net realized investment income and book value, may vary materially from those expressed in the forward-looking statements. The following factors, among others, could cause actual results to vary from the forward-looking statements: the general volatility of the capital markets; failure to realize the benefits of or changes in KKR’s business strategies including the ability to realize the anticipated synergies from acquisitions or strategic partnerships; availability, terms and deployment of capital; availability of qualified personnel and expense of recruiting and retaining such personnel; changes in the asset management industry, interest rates or the general economy; underperformance of KKR's investments and decreased ability to raise funds; and the degree and nature of KKR’s competition. All forward looking statements speak only as of the date hereof. KKR does not undertake any obligation to update any forward-looking statements to reflect circumstances or events that occur after the date on which such statements were made except as required by law. In addition, KKR’s business strategy is focused on the long term and financial results are subject to significant volatility. Additional information about factors affecting KKR is available in KKR & Co. L.P.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, filed with the SEC on February 26, 2016, quarterly reports on Form 10-Q for subsequent quarters and other filings with the SEC, which are available at www.sec.gov.
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CONTACT INFORMATION
Investor Relations:
Kohlberg Kravis Roberts & Co. L.P.
Craig Larson
Tel: +1-877-610-4910 (U.S.) / +1-212-230-9410
investor-relations@kkr.com

Media:
Kohlberg Kravis Roberts & Co. L.P.
Kristi Huller
Tel: +1-212-750-8300
media@kkr.com

KKR
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (GAAP BASIS - UNAUDITED)
(Amounts in thousands, except common unit and per common unit amounts)

	Quarter Ended		Nine Months Ended
	September 30, 2016	September 30, 2015	September 30, 2016	September 30, 2015
Revenues
Fees and Other	$687,056	$188,626	$1,426,618	$735,845
Expenses
Compensation and Benefits	358,161	96,959	780,062	873,649
Occupancy and Related Charges	16,405	16,484	49,159	48,388
General, Administrative and Other	136,551	163,477	413,437	424,093
Total Expenses	511,117	276,920	1,242,658	1,346,130
Investment Income (Loss)
Net Gains (Losses) from Investment Activities	735,144	(1,555,681)	9,089	3,474,748
Dividend Income	73,105	270,759	167,987	710,130
Interest Income	256,505	299,485	753,194	898,628
Interest Expense	(255,105)	(151,554)	(607,812)	(402,944)
Total Investment Income (Loss)	809,649	(1,136,991)	322,458	4,680,562

Income (Loss) Before Taxes	985,588	(1,225,285)	506,418	4,070,277

Income Tax (Benefit)	10,826	(7,390)	18,761	39,295

Net Income (Loss)	974,762	(1,217,895)	487,657	4,030,982

Net Income (Loss) Attributable to
Redeemable Noncontrolling Interests	3,121	(12,925)	4,616	(11,883)
Net Income (Loss) Attributable to
Noncontrolling Interests	611,288	(1,014,382)	353,044	3,586,640

Net Income (Loss) Attributable to KKR & Co. L.P.	360,353	(190,588)	129,997	456,225

Net Income (Loss) Attributable to Series A Preferred Unitholders	5,822	—	11,515	—
Net Income (Loss) Attributable to Series B Preferred Unitholders	2,379	—	2,379	—

Net Income (Loss) Attributable to KKR & Co. L.P. Common Unitholders	$352,152	$(190,588)	$116,103	$456,225

Net Income (Loss) Attributable to KKR & Co. L.P. Per Common Unit
Basic	$0.79	$(0.42)	$0.26	$1.03
Diluted (1)	$0.73	$(0.42)	$0.24	$0.95
Weighted Average Common Units Outstanding
Basic	445,989,300	452,165,697	448,149,747	444,675,159
Diluted (1)	479,975,675	452,165,697	483,134,985	480,338,335

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Note: On January 1, 2016, KKR adopted ASU 2015-02, which resulted in the de-consolidation of most of KKR's investment funds that had been consolidated prior to such date. Effective with the adoption of ASU 2015-02, assets, liabilities, and noncontrolling interests from our investment funds that had previously been consolidated are no longer included in the statement of financial condition. We adopted this guidance using the modified retrospective method. As a result, restatement of prior period results is not required and prior periods presented under GAAP have not been impacted.

(1) KKR Holdings L.P. units have been excluded from the calculation of diluted earnings per common unit since the exchange of these units would not dilute KKR’s respective ownership interests in the KKR Group Partnerships. For the three months ended September 30, 2015, unvested common units and other securities are excluded from the calculation of diluted earnings per common unit because inclusion of such unvested common units and other securities would be anti-dilutive having the effect of decreasing the loss per common unit.

KKR
CONDENSED CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION (GAAP BASIS - UNAUDITED)
(Amounts in thousands, except common unit and per common unit amounts)

	As of September 30, 2016	As of December 31, 2015

Assets
Cash and Cash Equivalents	$2,196,800	$1,047,740
Investments	31,277,959	65,305,931
Other	4,509,840	4,688,668
Total Assets	37,984,599	71,042,339

Liabilities and Equity
Debt Obligations	17,589,353	18,714,597
Other Liabilities	3,572,981	2,860,157
Total Liabilities	21,162,334	21,574,754

Redeemable Noncontrolling Interests	395,210	188,629

Equity
Series A Preferred Units	332,988	—
Series B Preferred Units	149,566	—
KKR & Co. L.P. Capital - Common Unitholders	5,334,045	5,547,182
Noncontrolling Interests	10,610,456	43,731,774
Total Equity	16,427,055	49,278,956
Total Liabilities and Equity	$37,984,599	$71,042,339

Equity Per Outstanding Common Unit - Basic	$11.95	$12.12

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Note: On January 1, 2016, KKR adopted ASU 2015-02, which resulted in the de-consolidation of most of KKR's investment funds that had been consolidated prior to such date. Effective with the adoption of ASU 2015-02, assets, liabilities, and noncontrolling interests from our investment funds that had previously been consolidated are no longer included in the statement of financial condition. We adopted this guidance using the modified retrospective method. As a result, restatement of prior period results is not required and prior periods presented under GAAP have not been impacted.

KKR
STATEMENTS OF OPERATIONS AND OTHER SELECTED FINANCIAL INFORMATION
TOTAL REPORTABLE SEGMENTS (UNAUDITED)
(Amounts in thousands, except unit and per unit amounts)

	Quarter Ended			Nine Months Ended
	September 30, 2016	June 30, 2016	September 30, 2015	September 30, 2016	September 30, 2015
Segment Revenues
Management, Monitoring and Transaction Fees, Net
Management Fees	$201,508	$203,617	$181,780	$599,725	$536,961
Monitoring Fees	11,091	28,998	24,964	52,126	170,515
Transaction Fees	111,354	68,564	61,437	276,003	257,674
Fee Credits	(47,392)	(39,073)	(23,293)	(109,272)	(160,245)
Total Management, Monitoring and Transaction Fees, Net	276,561	262,106	244,888	818,582	804,905
Performance Income (Loss)
Realized Incentive Fees	3,659	4,645	880	9,897	12,438
Realized Carried Interest	350,469	305,275	265,291	753,032	819,943
Unrealized Carried Interest	70,351	18,698	(428,493)	(134,756)	51,157
Total Performance Income (Loss)	424,479	328,618	(162,322)	628,173	883,538
Investment Income (Loss)
Net Realized Gains (Losses)	170,078	224,699	61,439	370,594	418,366
Net Unrealized Gains (Losses)	136,740	(297,448)	(384,460)	(725,699)	(263,197)
Total Realized and Unrealized	306,818	(72,749)	(323,021)	(355,105)	155,169
Interest Income and Dividends	71,185	74,451	101,318	253,756	325,629
Interest Expense	(47,506)	(48,447)	(52,681)	(144,497)	(150,911)
Net Interest and Dividends	23,679	26,004	48,637	109,259	174,718
Total Investment Income (Loss)	330,497	(46,745)	(274,384)	(245,846)	329,887
Total Segment Revenues	1,031,537	543,979	(191,818)	1,200,909	2,018,330
Segment Expenses
Compensation and Benefits
Cash Compensation and Benefits	101,967	96,890	87,680	299,756	288,956
Realized Performance Income Compensation (1)	159,151	123,968	106,469	322,671	332,952
Unrealized Performance Income Compensation	29,393	8,525	(170,621)	(48,724)	21,576
Total Compensation and Benefits	290,511	229,383	23,528	573,703	643,484
Occupancy and Related Charges	15,877	15,659	15,720	47,486	45,991
Other Operating Expenses	55,123	49,533	52,081	166,542	164,640
Total Segment Expenses	361,511	294,575	91,329	787,731	854,115
Income (Loss) attributable to noncontrolling interests	760	575	2,902	2,002	10,907
Economic Net Income (Loss)	669,266	248,829	(286,049)	411,176	1,153,308
Equity-based Compensation	50,270	48,026	48,252	148,257	148,970
Pre-tax Economic Net Income (Loss)	618,996	200,803	(334,301)	262,919	1,004,338
Provision for Income Tax (Benefit)	12,611	3,898	(19,505)	12,617	46,566
Preferred Distributions	8,201	5,693	—	13,894	—
After-tax Economic Net Income (Loss)	$598,184	$191,212	$(314,796)	$236,408	$957,772

After-tax Economic Net Income (Loss) Per Adjusted Unit	$0.71	$0.23	$(0.37)	$0.28	$1.13
Weighted Average Adjusted Units (Fully Diluted Basis)	837,504,674	840,537,946	851,704,303	841,988,454	850,644,918

Other Operating Measures (2):
Fee Related Earnings	$142,253	$137,761	$127,523	$421,012	$429,648
After-tax Distributable Earnings	$461,498	$507,592	$331,110	$1,137,822	$1,284,038

Assets Under Management	$131,101,800	$130,990,500	$112,414,500	$131,101,800	$112,414,500
Fee Paying Assets Under Management	$93,153,800	$94,608,100	$85,861,800	$93,153,800	$85,861,800
Capital Invested and Syndicated Capital	$4,252,400	$2,150,800	$2,060,900	$9,472,800	$8,368,200
Uncalled Commitments	$38,267,300	$38,366,900	$26,892,300	$38,267,300	$26,892,300

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Note: See "Notes to Reportable Segments" for more information about certain non-GAAP financial measures and Exhibits C and D for a reconciliation of such measures to the financial results presented in accordance with GAAP.

(1) The amount allocated to performance income compensation is equal to 40% of the carried interest and incentive fees earned by the funds, and, beginning with the quarter ended September 30, 2016, includes 40% of the management fees that would have been subject to a management fee refund for investment funds that have a preferred return.
(2) See Exhibit A "Other Information" for the definition and calculation of Fee Related Earnings and After-tax Distributable Earnings.

KKR
SCHEDULE OF SEGMENT REVENUES AND OTHER SELECTED FINANCIAL INFORMATION (UNAUDITED)
(Amounts in thousands)

PRIVATE MARKETS

	Quarter Ended			Nine Months Ended
	September 30, 2016	June 30, 2016	September 30, 2015	September 30, 2016	September 30, 2015
Segment Revenues
Management, Monitoring and Transaction Fees, Net
Management Fees	$117,795	$118,783	$118,250	$354,376	$342,872
Monitoring Fees	11,091	28,998	24,964	52,126	170,515
Transaction Fees	53,223	23,400	17,732	114,021	104,652
Fee Credits	(37,127)	(33,319)	(20,266)	(93,042)	(143,458)
Total Management, Monitoring and Transaction Fees, Net	144,982	137,862	140,680	427,481	474,581
Performance Income (Loss)
Realized Incentive Fees	—	—	—	—	—
Realized Carried Interest	350,469	305,275	265,291	749,194	810,990
Unrealized Carried Interest	53,339	9,974	(394,126)	(131,386)	45,190
Total Performance Income (Loss)	403,808	315,249	(128,835)	617,808	856,180
Investment Income (Loss)
Net Realized Gains (Losses)	—	—	—	—	—
Net Unrealized Gains (Losses)	—	—	—	—	—
Total Realized and Unrealized	—	—	—	—	—
Interest Income and Dividends	—	—	—	—	—
Interest Expense	—	—	—	—	—
Net Interest and Dividends	—	—	—	—	—
Total Investment Income (Loss)	—	—	—	—	—
Total Segment Revenues	$548,790	$453,111	$11,845	$1,045,289	$1,330,761

Assets Under Management	$75,181,600	$75,357,000	$66,776,600	$75,181,600	$66,776,600
Fee Paying Assets Under Management	$44,010,300	$46,027,600	$46,399,800	$44,010,300	$46,399,800
Capital Invested	$2,231,000	$992,900	$867,000	$5,209,900	$4,172,600
Uncalled Commitments	$31,839,100	$31,173,300	$21,610,400	$31,839,100	$21,610,400

PUBLIC MARKETS

	Quarter Ended			Nine Months Ended
	September 30, 2016	June 30, 2016	September 30, 2015	September 30, 2016	September 30, 2015
Segment Revenues
Management, Monitoring and Transaction Fees, Net
Management Fees	$83,713	$84,834	$63,530	$245,349	$194,089
Monitoring Fees	—	—	—	—	—
Transaction Fees	10,748	5,888	3,386	17,768	20,689
Fee Credits	(10,265)	(5,754)	(3,027)	(16,230)	(16,787)
Total Management, Monitoring and Transaction Fees, Net	84,196	84,968	63,889	246,887	197,991
Performance Income (Loss)
Realized Incentive Fees	3,659	4,645	880	9,897	12,438
Realized Carried Interest	—	—	—	3,838	8,953
Unrealized Carried Interest	17,012	8,724	(34,367)	(3,370)	5,967
Total Performance Income (Loss)	20,671	13,369	(33,487)	10,365	27,358
Investment Income (Loss)
Net Realized Gains (Losses)	—	—	—	—	—
Net Unrealized Gains (Losses)	—	—	—	—	—
Total Realized and Unrealized	—	—	—	—	—
Interest Income and Dividends	—	—	—	—	—
Interest Expense	—	—	—	—	—
Net Interest and Dividends	—	—	—	—	—
Total Investment Income (Loss)	—	—	—	—	—
Total Segment Revenues	$104,867	$98,337	$30,402	$257,252	$225,349

Assets Under Management	$55,920,200	$55,633,500	$45,637,900	$55,920,200	$45,637,900
Fee Paying Assets Under Management	$49,143,500	$48,580,500	$39,462,000	$49,143,500	$39,462,000
Capital Invested	$1,484,400	$1,146,700	$1,181,400	$3,049,400	$3,502,300
Uncalled Commitments	$6,428,200	$7,193,600	$5,281,900	$6,428,200	$5,281,900

KKR
SCHEDULE OF SEGMENT REVENUES AND OTHER SELECTED FINANCIAL INFORMATION (UNAUDITED)
(Amounts in thousands)

CAPITAL MARKETS

	Quarter Ended			Nine Months Ended
	September 30, 2016	June 30, 2016	September 30, 2015	September 30, 2016	September 30, 2015
Segment Revenues
Management, Monitoring and Transaction Fees, Net
Management Fees	$—	$—	$—	$—	$—
Monitoring Fees	—	—	—	—	—
Transaction Fees	47,383	39,276	40,319	144,214	132,333
Fee Credits	—	—	—	—	—
Total Management, Monitoring and Transaction Fees, Net	47,383	39,276	40,319	144,214	132,333
Performance Income (Loss)
Realized Incentive Fees	—	—	—	—	—
Realized Carried Interest	—	—	—	—	—
Unrealized Carried Interest	—	—	—	—	—
Total Performance Income (Loss)	—	—	—	—	—
Investment Income (Loss)
Net Realized Gains (Losses)	—	—	—	—	—
Net Unrealized Gains (Losses)	—	—	—	—	—
Total Realized and Unrealized	—	—	—	—	—
Interest Income and Dividends	—	—	—	—	—
Interest Expense	—	—	—	—	—
Net Interest and Dividends	—	—	—	—	—
Total Investment Income (Loss)	—	—	—	—	—
Total Segment Revenues	$47,383	$39,276	$40,319	$144,214	$132,333

Syndicated Capital	$537,000	$11,200	$12,500	$1,213,500	$693,300

PRINCIPAL ACTIVITIES

	Quarter Ended			Nine Months Ended
	September 30, 2016	June 30, 2016	September 30, 2015	September 30, 2016	September 30, 2015
Segment Revenues
Management, Monitoring and Transaction Fees, Net
Management Fees	$—	$—	$—	$—	$—
Monitoring Fees	—	—	—	—	—
Transaction Fees	—	—	—	—	—
Fee Credits	—	—	—	—	—
Total Management, Monitoring and Transaction Fees, Net	—	—	—	—	—
Performance Income (Loss)
Realized Incentive Fees	—	—	—	—	—
Realized Carried Interest	—	—	—	—	—
Unrealized Carried Interest	—	—	—	—	—
Total Performance Income (Loss)	—	—	—	—	—
Investment Income (Loss)
Net Realized Gains (Losses)	170,078	224,699	61,439	370,594	418,366
Net Unrealized Gains (Losses)	136,740	(297,448)	(384,460)	(725,699)	(263,197)
Total Realized and Unrealized	306,818	(72,749)	(323,021)	(355,105)	155,169
Interest Income and Dividends	71,185	74,451	101,318	253,756	325,629
Interest Expense	(47,506)	(48,447)	(52,681)	(144,497)	(150,911)
Net Interest and Dividends	23,679	26,004	48,637	109,259	174,718
Total Investment Income (Loss)	330,497	(46,745)	(274,384)	(245,846)	329,887
Total Segment Revenues	$330,497	$(46,745)	$(274,384)	$(245,846)	$329,887

KKR
BALANCE SHEET
TOTAL REPORTABLE SEGMENTS (UNAUDITED)
(Amounts in thousands, except per unit amounts)

	As of		As of
	September 30, 2016		December 31, 2015
Cash and Short-term Investments	$2,825,499		$1,287,650
Investments	7,511,453	(1)	8,958,089
Unrealized Carry	1,342,357	(2)	1,415,478	(2)
Other Assets	1,698,115		1,613,139
Corporate Real Estate	161,225		154,942
Total Assets	$13,538,649		$13,429,298

Debt Obligations - KKR (ex-KFN)	$2,000,000		$2,000,000
Debt Obligations - KFN	657,310		657,310
Preferred Shares - KFN	373,750		373,750
Other Liabilities	390,284		291,537
Total Liabilities	3,421,344		3,322,597

Noncontrolling Interests	21,950		127,472
Preferred Units	500,000		—

Book Value	$9,595,355		$9,979,229

Book Value Per Outstanding Adjusted Unit	$11.95		$12.18

(1) See schedule of investments that follows on the next page.

	As of		As of
(2) Unrealized Carry	September 30, 2016		December 31, 2015
Private Markets	$1,269,709		$1,340,556
Public Markets	72,648		74,922
Total	$1,342,357		$1,415,478

	Last Twelve Months Ended
	September 30, 2016		September 30, 2015

Return on Equity (After-tax Economic Net Income (Loss) ) (3)	3%		10%

Return on Equity (After-tax Distributable Earnings) (4)	14%		16%

_______________________________________________________________________________________________________________________________________________________________________________________
Note: As of September 30, 2016, KKR had a $1.0 billion revolving credit facility, which was undrawn. In addition, KKR has a $500.0 million revolving credit facility for use in its capital markets business, which was undrawn as of September 30, 2016. As of September 30, 2016, KKR’s portion of total uncalled commitments to its investment funds was $2.5 billion. See Exhibit B for details.

See reconciliation in Exhibit D for calculation of Outstanding Adjusted Units.

(3) Return on Equity (After-tax Economic Net Income (Loss) ) measures the amount of after-tax economic net income generated as a percentage of capital invested in KKR’s business. Return on equity is calculated by dividing After-tax Economic Net Income (Loss) on a trailing twelve-month basis by the average book value during the period. We believe this measure is useful to unitholders as it provides a measure of the overall profitability of KKR’s businesses as a percentage of net assets in KKR's business.
(4) Return on Equity (After-tax Distributable Earnings) measures the amount of income excluding the impact of mark-to-market gain (losses) generated as a percentage of capital invested in KKR’s business. It is calculated by dividing after-tax distributable earnings on a trailing twelve-month basis by the average book value during the period. We believe this measure is useful to unitholders as it provides a measure of the overall profitability of KKR’s businesses, excluding the impact of mark-to-market gains (losses), as a percentage of net assets in KKR's business.

KKR
SCHEDULE OF INVESTMENTS (1)
TOTAL REPORTABLE SEGMENTS (UNAUDITED)
(Amounts in thousands, except percentage amounts)

As of September 30, 2016

Investments	Fair Value

Private Equity Co-Investments and Other Equity	$2,089,469
Private Equity Funds	1,046,738
Private Equity Total	3,136,207

Energy	560,114
Real Estate (3)	829,412
Infrastructure	229,877
Real Assets Total	1,619,403

Special Situations	730,810
Direct Lending	99,920
Mezzanine	24,607
Alternative Credit Total	855,337
CLOs (4)	601,086
Liquid Credit	190,798
Specialty Finance	182,881
Credit Total	1,830,102

Other	925,741

Total Investments	$7,511,453

	As of September 30, 2016

Significant Investments: (5)	Fair Value	Fair Value as a Percentage of Total Investments
First Data Corporation (NYSE: FDC)	$1,047,368	13.9%
Walgreens Boots Alliance (NASDAQ: WBA)	322,742	4.3%
WMI Holdings Corp. (NASDAQ: WMIH)	284,251	3.8%
Natural Gas Midstream Investment	156,515	2.1%
Oil & Gas Royalties Investment	135,044	1.8%
Total Significant Investments	1,945,920	25.9%

Other Investments	5,565,533	74.1%
Total Investments	$7,511,453	100.0%

_______________________________________________________________________________________________________________________________________________________________________________________
(1) Investments is a term used solely for purposes of financial presentation of a portion of KKR’s balance sheet and includes majority investments in subsidiaries that operate KKR’s asset management and broker-dealer businesses, including the general partner interests of KKR’s investment funds.

(2) General partner commitments in our funds are included in the various asset classes shown above. Private Equity and Other Equity includes KKR private equity funds, co-investments alongside such KKR sponsored private equity funds and other opportunistic investments. However, equity investments in other asset classes, such as real estate, special situations and energy appear in these other asset classes.  Other Credit consists of liquid credit and specialty finance strategies.

(3) Includes approximately $364.7 million of real estate investment trust holdings that are not held for investment purposes and are held at cost.

(4) Includes approximately $174.1 million of CLOs that are not held for investment purposes and are held at cost.

(5) The significant investments include the top five investments (other than investments expected to be syndicated or transferred in connection with new fundraising) based on their fair values as of September 30, 2016. The fair value figures include the co-investment and the limited partner and/or general partner interests held by KKR in the underlying investment, if applicable.

KKR
ASSETS UNDER MANAGEMENT (UNAUDITED)
(Amounts in thousands)

	Private Markets Segment	Public Markets Segment		Total Reportable Segments
Quarter Ended September 30, 2016
June 30, 2016	$75,357,000	$55,633,500		$130,990,500
New Capital Raised	1,942,700	2,895,800		4,838,500
Distributions	(4,597,400)	(3,569,600)	(1)	(8,167,000)
Change in Value	2,479,300	960,500		3,439,800
September 30, 2016	$75,181,600	$55,920,200		$131,101,800

Nine Months Ended September 30, 2016
December 31, 2015	$66,028,600	$53,515,700		$119,544,300
New Capital Raised	14,378,500	9,940,500		24,319,000
Distributions	(9,135,100)	(8,250,900)	(2)	(17,386,000)
Change in Value	3,909,600	714,900		4,624,500
September 30, 2016	$75,181,600	$55,920,200		$131,101,800

Trailing Twelve Months Ended September 30, 2016
September 30, 2015	$66,776,600	$45,637,900		$112,414,500
New Capital Raised	14,705,500	13,722,800		28,428,300
Acquisitions	—	6,010,800		6,010,800
Distributions	(11,853,300)	(9,964,800)	(3)	(21,818,100)
Change in Value	5,552,800	513,500		6,066,300
September 30, 2016	$75,181,600	$55,920,200		$131,101,800

_______________________________________________________________________________________________________________________________________________________________________________________
(1) Includes $1,726.5 million of redemptions by fund investors.
(2) Includes $4,738.5 million of redemptions by fund investors.
(3) Includes $5,646.5 million of redemptions by fund investors.

KKR
FEE PAYING ASSETS UNDER MANAGEMENT (UNAUDITED)
(Amounts in thousands)

	Private Markets Segment	Public Markets Segment		Total Reportable Segments
Quarter Ended September 30, 2016
June 30, 2016	$46,027,600	$48,580,500		$94,608,100
New Capital Raised	548,600	3,565,600		4,114,200
Distributions	(2,356,300)	(3,675,900)	(2)	(6,032,200)
Net Changes in Fee Base of Certain Funds (1)	(345,100)	—		(345,100)
Change in Value	135,500	673,300		808,800
September 30, 2016	$44,010,300	$49,143,500		$93,153,800

Nine Months Ended September 30, 2016
December 31, 2015	$45,307,400	$46,413,100		$91,720,500
New Capital Raised	2,280,400	10,503,000		12,783,400
Distributions	(3,568,800)	(8,258,600)	(3)	(11,827,400)
Net Changes in Fee Base of Certain Funds (1)	(345,100)	—		(345,100)
Change in Value	336,400	486,000		822,400
September 30, 2016	$44,010,300	$49,143,500		$93,153,800

Trailing Twelve Months Ended September 30, 2016
September 30, 2015	$46,399,800	$39,462,000		$85,861,800
New Capital Raised	2,502,800	13,244,500		15,747,300
Acquisitions	—	6,010,800		6,010,800
Distributions	(4,781,000)	(9,879,300)	(4)	(14,660,300)
Net Changes in Fee Base of Certain Funds (1)	(345,100)	—		(345,100)
Change in Value	233,800	305,500		539,300
September 30, 2016	$44,010,300	$49,143,500		$93,153,800

_______________________________________________________________________________________________________________________________________________________________________________________
(1) Represents the impact of certain funds entering their post-investment period.
(2) Includes $1,726.5 million of redemptions by fund investors.
(3) Includes $4,738.5 million of redemptions by fund investors.
(4) Includes $5,646.5 million of redemptions by fund investors.

KKR
INVESTMENT VEHICLE SUMMARY (1) (UNAUDITED)
As of September 30, 2016
(Amounts in millions, except percentages)

	Investment Period		Amount
	Commencement Date	End Date	Commitment	Uncalled Commitments	Percentage Committed by General Partner	Invested	Realized	Remaining Cost	Remaining Fair Value
Private Markets

Private Equity Funds
Americas Fund XII	(3)	(4)	$11,993.8	$11,993.8	8.3%	$—	$—	$—	$—
European Fund IV (2)	12/2014	12/2020	3,505.7	2,332.7	5.7%	1,179.0	—	1,179.0	1,175.0
Asian Fund II (2)	4/2013	4/2019	5,825.0	3,083.5	1.3%	3,563.2	895.0	2,707.5	4,904.0
North America Fund XI (2)	9/2012	9/2018	8,718.4	2,565.2	2.9%	7,367.9	2,733.2	5,450.8	8,563.0
China Growth Fund	11/2010	11/2016	1,010.0	252.1	1.0%	757.9	347.9	558.8	791.1
E2 Investors (Annex Fund)	8/2009	11/2013	195.8	—	4.9%	195.8	195.7	18.1	7.0
European Fund III	3/2008	3/2014	6,136.3	809.0	4.6%	5,327.3	4,822.5	3,034.8	4,628.0
Asian Fund	7/2007	4/2013	3,983.3	105.6	2.5%	3,877.7	6,565.8	1,431.3	1,824.7
2006 Fund	9/2006	9/2012	17,642.2	466.3	2.1%	17,175.9	21,355.6	6,734.1	10,275.1
European Fund II	11/2005	10/2008	5,750.8	—	2.1%	5,750.8	7,591.6	288.2	961.9
Millennium Fund	12/2002	12/2008	6,000.0	—	2.5%	6,000.0	13,112.9	471.3	793.4
Total Private Equity Funds			70,761.3	21,608.2		51,195.5	57,620.2	21,873.9	33,923.2

Co-Investment Vehicles and Other (2)	Various	Various	7,999.3	3,744.9	Various	4,400.7	2,821.1	3,153.9	4,099.5

Total Private Equity			78,760.6	25,353.1		55,596.2	60,441.3	25,027.8	38,022.7

Real Assets
Energy Income and Growth Fund	9/2013	9/2018	1,974.2	1,013.4	12.8%	960.8	189.6	842.3	668.7
Natural Resources Fund	Various	Various	887.4	2.9	Various	884.5	96.6	809.9	222.1
Global Energy Opportunities (2)	Various	Various	979.2	696.9	Various	318.5	57.1	208.4	209.2
Global Infrastructure Investors (2)	9/2011	10/2014	1,040.0	76.1	4.8%	991.9	631.9	659.9	775.3
Global Infrastructure Investors II (2)	10/2014	10/2020	3,035.5	2,312.3	4.1%	734.0	15.8	725.0	750.8
Real Estate Partners Americas (2)	5/2013	12/2016	1,229.1	604.5	16.3%	880.5	507.7	624.2	688.0
Real Estate Partners Europe (2)	9/2015	6/2020	705.1	609.9	9.5%	95.2	—	95.2	103.7
Co-Investment Vehicles and Other	Various	Various	1,674.9	538.8	Various	1,136.1	438.5	1,136.1	1,472.9
Real Assets			11,525.4	5,854.8		6,001.5	1,937.2	5,101.0	4,890.7

Unallocated Commitments			631.2	631.2	Various	—	—	—	—

Private Markets Total			90,917.2	31,839.1		61,597.7	62,378.5	30,128.8	42,913.4

Public Markets
Special Situations Fund	12/2012	1/2016	2,274.3	162.2	11.6%	2,112.1	387.6	2,020.3	2,138.0
Special Situations Fund II	12/2014	3/2019	3,347.9	2,440.0	9.0%	907.9	—	907.9	723.8
Mezzanine Partners	3/2010	3/2015	1,022.8	136.7	4.4%	886.1	737.0	498.3	469.5
Lending Partners	12/2011	12/2014	460.2	53.1	15.2%	407.1	225.3	347.5	286.8
Lending Partners II	6/2014	6/2017	1,335.9	254.8	3.7%	1,081.1	100.9	1,081.0	1,116.4
Lending Partners Europe	3/2015	3/2018	847.6	678.1	5.0%	169.5	—	169.5	196.7
Other Alternative Credit Vehicles	Various	Various	5,900.8	2,703.3	Various	3,197.5	1,735.1	2,267.8	2,432.5

Public Markets Total			15,189.5	6,428.2		8,761.3	3,185.9	7,292.3	7,363.7

Grand Total			$106,106.7	$38,267.3		$70,359.0	$65,564.4	$37,421.1	$50,277.1

_______________________________________________________________________________________________________________________________________________________________________________________
(1) Reflects investment vehicles for which KKR has the ability to earn carried interest and excludes open ended funds, managed accounts, CLOs and certain other investment vehicles where KKR earns an incentive fee.
(2) The “Invested” and “Realized” columns include the amounts of any realized investments that restored the unused capital commitments of the fund investors.
(3) Upon end date of predecessor fund.
(4) Up to six years from commencement date.

KKR
Notes to Reportable Segments (Unaudited)
The segment key performance measures that follow are used by management in making operating and resource deployment decisions as well as assessing the overall performance of each of KKR’s reportable business segments. The reportable segments for KKR’s business are presented prior to giving effect to the allocation of income (loss) between KKR & Co. L.P. and KKR Holdings L.P. and as such represent the business in total. In addition, KKR’s reportable segments are presented without giving effect to the consolidation of the funds that KKR manages.
KKR discloses the following financial measures in this earnings release that are calculated and presented using methodologies other than in accordance with GAAP. We believe that providing these performance measures on a supplemental basis to our GAAP results is helpful to unitholders in assessing the overall performance of KKR’s businesses. These financial measures should not be considered as a substitute for similar financial measures calculated in accordance with GAAP. We caution readers that these non-GAAP financial measures may differ from the calculations of other investment managers, and as a result, may not be comparable to similar measures presented by other investment managers. Reconciliations of these non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP are included elsewhere within this earnings release.
Adjusted units are used as a measure of the total common equity ownership of KKR that is held by KKR & Co. L.P. (including equity awards issued under the KKR & Co. L.P. 2010 Equity Incentive Plan (the "Equity Incentive Plan"), but excluding preferred units), KKR Holdings and other holders of securities exchangeable into common units of KKR & Co. L.P. and represent the fully diluted common unit count using the if-converted method. We believe this measure is useful to unitholders as it provides an indication of the total common equity ownership of KKR as if all outstanding KKR Holdings units, equity awards issued under the Equity Incentive Plan and other exchangeable securities had been exchanged for common units of KKR & Co. L.P. The Series A and Series B Preferred Units are not exchangeable for common units of KKR & Co. L.P.
Adjusted units eligible for distribution represents the portion of total adjusted units that is eligible to receive a distribution. We believe this measure is useful to unitholders as it provides insight into the calculation of amounts available for distribution on a per unit basis. Adjusted units eligible for distribution is used in the calculation of after-tax distributable earnings per unit.
After-tax distributable earnings is used by management as an operating measure of the earnings excluding mark-to-market gains (losses) of KKR. KKR believes this measure is useful to unitholders as it provides a supplemental measure to assess performance, excluding the impact of mark-to-market gains (losses). After-tax distributable earnings excludes certain realized investment losses to the extent unrealized losses on these investments were recognized prior to the combination with KPE on October 1, 2009. After-tax distributable earnings does not represent and is not used to calculate actual distributions under KKR’s current distribution policy. This metric was formerly called after-tax cash earnings.
Assets under management ("AUM") represent the assets managed by KKR or by its strategic partners from which KKR is entitled to receive fees or a carried interest (either currently or upon deployment of capital) and general partner capital. We believe this measure is useful to unitholders as it provides additional insight into KKR's capital raising activities and the overall activity in its investment funds and strategic partnerships. KKR calculates the amount of AUM as of any date as the sum of: (i) the fair value of the investments of KKR's investment funds; (ii) uncalled capital commitments from these funds, including uncalled capital commitments from which KKR is currently not earning management fees or carried interest; (iii) the fair value of investments in KKR's co-investment vehicles; (iv) the par value of outstanding CLOs (excluding CLOs wholly-owned by KKR); (v) KKR's pro-rata portion of the AUM managed by strategic partnerships in which KKR holds a minority ownership interest and (vi) the fair value of other assets managed by KKR. The pro-rata portion of the AUM managed by strategic partnerships is calculated based on KKR’s percentage ownership interest in such entities multiplied by such entity’s respective AUM. KKR's definition of AUM is not based on any definition of AUM that may be set forth in the agreements governing the investment funds, vehicles or accounts that it manages or calculated pursuant to any regulatory definitions.
Book value is a measure of the net assets of KKR’s reportable segments and is used by management primarily in assessing the unrealized value of KKR’s investment portfolio, including carried interest. We believe this measure is useful to unitholders as it provides additional insight into the assets and liabilities of KKR excluding the assets and liabilities that are allocated to noncontrolling interest holders and to the holders of the Series A and Series B Preferred Units.
Capital invested is the aggregate amount of capital that has been invested by KKR’s investment vehicles and is used as a measure of investment activity for KKR and its business segments during a given period. We believe this measure is useful to unitholders as it provides insight into KKR’s investments among its investment vehicles. Such amounts consist of capital invested by KKR’s investment vehicles, including investments made using investment financing arrangements like credit facilities.  Capital invested excludes investments in liquid credit strategies.
Cash and short-term investments represent cash and liquid short-term investments in high-grade, short-duration cash management strategies used by KKR to generate additional yield on our excess liquidity and is used by management in evaluating KKR’s liquidity position. We believe this measure is useful to unitholders as it provides additional insight into KKR’s available liquidity.
Economic net income (loss) (“ENI”) is a measure of profitability for KKR’s reportable segments and is used by management as an alternative measurement of the operating and investment earnings of KKR and its business segments. We believe this measure is useful to unitholders as it provides additional insight into the overall profitability of KKR’s businesses inclusive of carried interest and related carry pool allocations and investment income. ENI is comprised of total segment revenues less total segment expenses and certain economic interests in KKR’s segments held by third parties. Pre-tax Economic Net Income (Loss) represents Economic Net Income (Loss) after equity-based compensation. After-tax Economic Net Income (Loss) represents Economic Net Income (Loss) after equity-based compensation, provision for income taxes and preferred distributions.

Fee paying AUM ("FPAUM") represents only those assets under management of KKR or its strategic partners from which KKR receives management fees. We believe this measure is useful to unitholders as it provides additional insight into the capital base upon which KKR earns management fees. FPAUM is the sum of all of the individual fee bases that are used to calculate KKR's fees and differs from AUM in the following respects: (i) assets and commitments from which KKR does not receive a fee are excluded (i.e., assets and commitments with respect to which it receives only carried interest or is otherwise not currently receiving a fee) and (ii) certain assets, primarily in its private equity funds, are reflected based on capital commitments and invested capital as opposed to fair value because fees are not impacted by changes in the fair value of underlying investments.
Investments is a term used solely for purposes of financial presentation of a portion of KKR’s balance sheet and includes majority investments in subsidiaries that operate KKR’s asset management and other businesses, including the general partner interests of KKR’s investment funds.
Outstanding adjusted units represents the portion of total adjusted units that would receive assets of KKR if it were to be liquidated as of a particular date. Outstanding adjusted units is used to calculate book value per outstanding adjusted unit, which we believe is useful to unitholders as it provides a measure of net assets of KKR’s reportable segments on a per unit basis.
Syndicated capital is generally the aggregate amount of capital in transactions originated by KKR and its investment funds and carry-yielding co-investment vehicles, which has been distributed to third parties in exchange for a fee. It does not include (i) capital invested in such transactions by KKR investment funds and carry-yielding co-investment vehicles, which is instead reported in capital invested and (ii) debt capital that is arranged as part of the acquisition financing of transactions originated by KKR investment funds. Syndicated capital is used as a measure of investment activity for KKR and its business segments during a given period, and we believe that this measure is useful to unitholders as it provides additional insight into levels of syndication activity in KKR's Capital Markets segment and across its investment platform.
Uncalled commitments are used as a measure of unfunded capital commitments that KKR’s investment funds and carry-paying co-investment vehicles have received from partners to contribute capital to fund future investments. We believe this measure is useful to unitholders as it provides additional insight into the amount of capital that is available to KKR’s investment funds to make future investments. Uncalled commitments are not reduced for investments completed using fund-level investment financing arrangements.

KKR
EXHIBIT A

OTHER FINANCIAL INFORMATION (UNAUDITED)
(Amounts in thousands)

	Quarter Ended			Nine Months Ended
	September 30, 2016	June 30, 2016	September 30, 2015	September 30, 2016	September 30, 2015
Fee Related Earnings
Total Management, Monitoring and Transaction Fees, Net	$276,561	$262,106	$244,888	$818,582	$804,905
Less: Cash Compensation and Benefits	101,967	96,890	87,680	299,756	288,956
Less: Occupancy and Related Charges	15,877	15,659	15,720	47,486	45,991
Less: Other Operating expenses	55,123	49,533	52,081	166,542	164,640
Plus: Expenses of Principal Activities Segment	38,659	37,737	38,116	116,214	124,330
Fee Related Earnings (1)	142,253	137,761	127,523	421,012	429,648
Plus: Net Interest and Dividends	23,679	26,004	48,637	109,259	174,718
Plus: Depreciation and Amortization	4,121	3,959	3,745	11,967	11,544
Plus: Core Interest Expense	29,006	29,388	30,429	87,499	86,511
Less: Expenses of Principal Activities Segment	38,659	37,737	38,116	116,214	124,330
Fee and Yield Segment EBITDA (2)	160,400	159,375	172,218	513,523	578,091
Plus: Realized Performance Income (Loss), net	194,977	185,952	159,702	440,258	499,429
Plus: Net Realized Gains (Losses)	170,078	224,699	61,439	370,594	418,366
Total Segment EBITDA (2)	$525,455	$570,026	$393,359	$1,324,375	$1,495,886

Distributable Earnings
Management, Monitoring and Transaction Fees, Net	$276,561	$262,106	$244,888	$818,582	$804,905
Realized Performance Income (Loss)	354,128	309,920	266,171	762,929	832,381
Realized Investment Income (Loss)	193,757	250,703	110,076	479,853	593,084
Total Distributable Segment Revenues	$824,446	$822,729	$621,135	$2,061,364	$2,230,370
Less: Total Distributable Segment Expenses and Other	332,878	286,625	264,852	838,457	843,446
Less: Corporate and Local Income Taxes Paid	21,869	22,819	25,173	71,191	102,886
Less: Preferred Distributions	8,201	5,693	—	13,894	—
After-tax Distributable Earnings	$461,498	$507,592	$331,110	$1,137,822	$1,284,038

Per Adjusted Unit Eligible for Distribution	$0.57	$0.63	$0.40	$1.41	$1.57

Core Interest Expense
GAAP Interest Expense	$255,105	$181,313	$151,554	$607,812	$402,944
Less: Interest expense related to debt obligations of consolidated investment funds, CLOs and other	207,599	132,866	98,873	463,315	252,033
Segment Interest Expense	47,506	48,447	52,681	144,497	150,911
Less: Interest Expense related to debt obligations from KFN and other	18,500	19,059	22,252	56,998	64,400
Core Interest Expense (3)	$29,006	$29,388	$30,429	$87,499	$86,511

____________________________________________________________________________________________________________________________________________________________________________________
(1) Fee related earnings (“FRE”) is a measure of the operating earnings of KKR and its business segments before performance income, related performance income compensation and investment income. KKR believes this measure is useful to unitholders as it provides additional insight into the operating profitability of KKR's fee generating management companies and capital markets businesses.
(2) Fee and Yield Segment EBITDA and Total Segment EBITDA may be useful in evaluating KKR's ability to service its debt. Fee and Yield Segment EBITDA provides insight into the amount of KKR’s distributable earnings before the impact of interest expense, significant portions of which tend to be more recurring than realized carried interest and realized investment income from quarter to quarter. Total Segment EBITDA represents Fee and Yield Segment EBITDA plus the addition of realized performance income and realized investment income.
(3) Core interest expense is used by management as an alternative measurement of interest expense incurred by KKR on a segment basis and excludes interest expense related to debt obligations from investment financing arrangements related to certain of KKR’s investment funds, investment vehicles and principal investments and also excludes interest expense incurred by KFN. The financing arrangements excluded from core interest expense are not direct obligations of the general partners of KKR’s private equity funds or its management companies, and in the case of debt obligations of KFN are non-recourse to KKR beyond the assets of KFN. KKR believes this measure is useful to unitholders as it provides an indication of the amount of interest expense borne by KKR excluding interest expense that is allocated to KKR’s investment funds, other noncontrolling interest holders and KFN. Additionally, we believe this measure is useful for analyzing KKR’s ability to service its debt obligations other than the debt obligations of KFN.

KKR
EXHIBIT B

KKR'S PORTION OF TOTAL UNCALLED COMMITMENTS TO ITS INVESTMENT FUNDS (UNAUDITED)
(Amounts in thousands)

Uncalled Commitments
Private Markets
Americas Fund XII	$1,000,000
Energy Income and Growth	130,900
European Fund IV	128,600
Real Estate Partners Americas	98,400
Global Infrastructure II	95,200
North America Fund XI	69,400
Real Estate Partners Europe	57,700
Asian Fund II	39,400
Co-Investment Vehicles	20,100
Other Private Markets Funds	454,900
Total Private Markets Commitments	2,094,600

Public Markets
Special Situations Fund	18,600
Special Situations Fund II	218,600
Mezzanine Partners	5,900
Lending Partners	8,300
Lending Partners II	9,500
Lending Partners Europe	34,100
Other Alternative Credit Vehicles	117,500
Total Public Markets Commitments	412,500

Total Uncalled Commitments	$2,507,100

KKR
EXHIBIT C

RECONCILIATION OF NET INCOME (LOSS) ATTRIBUTABLE TO KKR & CO. L.P. PER COMMON UNIT - BASIC (GAAP BASIS)
TO AFTER TAX ENI PER ADJUSTED UNIT (UNAUDITED)
(Amounts in thousands, except common unit and per common unit amounts)

	Quarter Ended
	September 30, 2016	June 30, 2016	September 30, 2015

Net income (loss) attributable to KKR & Co. L.P. per common unit - Basic	$0.79	$0.21	$(0.42)
Weighted Average Common Units Outstanding - Basic	445,989,300	448,221,538	452,165,697
Net Income (Loss) Attributable to KKR & Co. L.P. Common Unitholders	352,152	93,890	(190,588)
Plus: Preferred Distributions	8,201	5,693	—
Plus: Net income (loss) attributable to noncontrolling interests held by KKR Holdings L.P.	284,834	73,400	(166,078)
Plus: Non-cash equity-based charges	61,552	60,657	67,821
Plus: Amortization of intangibles and other, net	(48,299)	9,144	10,186
Plus: Income tax (benefit)	10,826	6,045	(7,390)
Economic Net Income (Loss)	669,266	248,829	(286,049)
Less: Equity-based compensation associated with the KKR & Co. L.P. 2010 equity incentive plan	50,270	48,026	48,252
Pre-tax Economic Net Income (Loss)	618,996	200,803	(334,301)
Less: Provision for income tax (benefit)	12,611	3,898	(19,505)
Less: Preferred Distributions	8,201	5,693	—
After-tax Economic Net Income (Loss)	598,184	191,212	(314,796)
Weighted Average Adjusted Units	837,504,674	840,537,946	851,704,303
After-tax Economic Net Income (Loss) Per Adjusted Unit	$0.71	$0.23	$(0.37)

	Nine Months Ended
	September 30, 2016	September 30, 2015

Net income (loss) attributable to KKR & Co. L.P. per common unit - Basic	$0.26	$1.03
Weighted Average Common Units Outstanding - Basic	448,149,747	444,675,159
Net Income (Loss) Attributable to KKR & Co. L.P. Common Unitholders	116,103	456,225
Plus: Preferred Distributions	13,894	—
Plus: Net income (loss) attributable to noncontrolling interests held by KKR Holdings L.P.	86,659	398,633
Plus: Non-cash equity-based charges	186,032	213,849
Plus: Amortization of intangibles and other, net	(10,273)	45,306
Plus: Income tax (benefit)	18,761	39,295
Economic Net Income (Loss)	411,176	1,153,308
Less: Equity-based compensation associated with the KKR & Co. L.P. 2010 equity incentive plan	148,257	148,970
Pre-tax Economic Net Income (Loss)	262,919	1,004,338
Less: Provision for income tax (benefit)	12,617	46,566
Less: Preferred Distributions	13,894	—
After-tax Economic Net Income (Loss)	236,408	957,772
Weighted Average Adjusted Units	841,988,454	850,644,918
After-tax Economic Net Income (Loss) Per Adjusted Unit	$0.28	$1.13

KKR
EXHIBIT C (CONTINUED)

RECONCILIATION OF FEES AND OTHER (GAAP BASIS) TO TOTAL SEGMENT REVENUES (UNAUDITED)
(Amounts in thousands)
	Quarter Ended
	September 30, 2016	June 30, 2016	September 30, 2015

Fees and Other	$687,056	$576,757	$188,626
Management fees relating to consolidated funds and other entities	49,017	44,048	131,581
Fee credits relating to consolidated funds	(417)	(1,921)	(21,212)
Net realized and unrealized carried interest - consolidated funds	5,956	19,186	(163,202)
Total investment income (loss)	330,497	(46,745)	(274,384)
Revenue earned by oil & gas producing entities	(16,191)	(18,225)	(29,620)
Reimbursable expenses	(12,064)	(18,638)	(14,390)
Other	(12,317)	(10,483)	(9,217)
Total Segment Revenues	$1,031,537	$543,979	$(191,818)

	Nine Months Ended
	September 30, 2016	September 30, 2015

Fees and Other	$1,426,618	$735,845
Management fees relating to consolidated funds and other entities	131,335	387,020
Fee credits relating to consolidated funds	(2,766)	(147,899)
Net realized and unrealized carried interest - consolidated funds	15,581	871,100
Total investment income (loss)	(245,846)	329,887
Revenue earned by oil & gas producing entities	(47,977)	(90,264)
Reimbursable expenses	(46,583)	(41,710)
Other	(29,453)	(25,649)
Total Segment Revenues	$1,200,909	$2,018,330

RECONCILIATION OF TOTAL EXPENSES (GAAP BASIS) TO TOTAL SEGMENT EXPENSES (UNAUDITED)
(Amounts in thousands)
	Quarter Ended
	September 30, 2016	June 30, 2016	September 30, 2015

Total Expenses	$511,117	$423,218	$276,920
Equity based compensation	(61,552)	(60,657)	(67,821)
Reimbursable expenses	(18,255)	(30,525)	(18,064)
Operating expenses relating to consolidated funds, CFEs and other entities	(20,141)	(21,281)	(15,901)
Expenses incurred by oil & gas producing entities	(17,782)	(20,392)	(60,224)
Intangible amortization, acquisition and litigation	(22,112)	3,865	(12,726)
Other	(9,764)	347	(10,855)
Total Segment Expenses	$361,511	$294,575	$91,329

	Nine Months Ended
	September 30, 2016	September 30, 2015

Total Expenses	$1,242,658	$1,346,130
Equity based compensation	(186,032)	(213,849)
Reimbursable expenses	(72,887)	(64,470)
Operating expenses relating to consolidated funds, CFEs and other entities	(85,093)	(37,953)
Expenses incurred by oil & gas producing entities	(56,000)	(107,355)
Intangible amortization, acquisition and litigation	(35,640)	(34,248)
Other	(19,275)	(34,140)
Total Segment Expenses	$787,731	$854,115

KKR
EXHIBIT C (CONTINUED)

RECONCILIATION OF NET INCOME (LOSS) ATTRIBUTABLE TO KKR & CO. L.P. COMMON UNITHOLDERS (GAAP BASIS)
TO ECONOMIC NET INCOME (LOSS), FEE RELATED EARNINGS, FEE AND YIELD SEGMENT EBITDA, AFTER TAX DISTRIBUTABLE EARNINGS AND TOTAL SEGMENT EBITDA (UNAUDITED)
(Amounts in thousands)

	Quarter Ended
	September 30, 2016	June 30, 2016	September 30, 2015
Net Income (Loss) Attributable to KKR & Co. L.P. Common Unitholders	$352,152	$93,890	$(190,588)
Plus: Preferred Distributions	8,201	5,693	—
Plus: Net income (loss) attributable to noncontrolling interests held by KKR Holdings L.P.	284,834	73,400	(166,078)
Plus: Non-cash equity-based charges	61,552	60,657	67,821
Plus: Amortization of intangibles and other, net	(48,299)	9,144	10,186
Plus: Income tax (benefit)	10,826	6,045	(7,390)
Economic Net Income (Loss)	669,266	248,829	(286,049)
Plus: Income attributable to segment noncontrolling interests	760	575	2,902
Less: Total investment income (loss)	330,497	(46,745)	(274,384)
Less: Net performance income (loss)	235,935	196,125	(98,170)
Plus: Expenses of Principal Activities Segment	38,659	37,737	38,116
Fee Related Earnings	142,253	137,761	127,523
Plus: Net interest and dividends	23,679	26,004	48,637
Plus: Depreciation and amortization	4,121	3,959	3,745
Plus: Core interest expense	29,006	29,388	30,429
Less: Expenses of Principal Activities Segment	38,659	37,737	38,116
Fee and Yield Segment EBITDA	160,400	159,375	172,218
Less: Depreciation and amortization	4,121	3,959	3,745
Less: Core interest expense	29,006	29,388	30,429
Plus: Realized performance income (loss), net	194,977	185,952	159,702
Plus: Net realized gains (losses)	170,078	224,699	61,439
Less: Corporate and local income taxes paid	21,869	22,819	25,173
Less: Preferred Distributions	8,201	5,693	—
Less: Income attributable to segment noncontrolling interests	760	575	2,902
After-tax Distributable Earnings	461,498	507,592	331,110
Plus: Depreciation and amortization	4,121	3,959	3,745
Plus: Core interest expense	29,006	29,388	30,429
Plus: Corporate and local income taxes paid	21,869	22,819	25,173
Plus: Preferred Distributions	8,201	5,693	—
Plus: Income attributable to segment noncontrolling interests	760	575	2,902
Total Segment EBITDA	$525,455	$570,026	$393,359

	Nine Months Ended
	September 30, 2016	September 30, 2015
Net Income (Loss) Attributable to KKR & Co. L.P. Common Unitholders	$116,103	$456,225
Plus: Preferred Distributions	13,894	—
Plus: Net income (loss) attributable to noncontrolling interests held by KKR Holdings L.P.	86,659	398,633
Plus: Non-cash equity-based charges	186,032	213,849
Plus: Amortization of intangibles and other, net	(10,273)	45,306
Plus: Income tax (benefit)	18,761	39,295
Economic Net Income (Loss)	411,176	1,153,308
Plus: Income attributable to segment noncontrolling interests	2,002	10,907
Less: Total investment income (loss)	(245,846)	329,887
Less: Net performance income (loss)	354,226	529,010
Plus: Expenses of Principal Activities Segment	116,214	124,330
Fee Related Earnings	421,012	429,648
Plus: Net interest and dividends	109,259	174,718
Plus: Depreciation and amortization	11,967	11,544
Plus: Core interest expense	87,499	86,511
Less: Expenses of Principal Activities Segment	116,214	124,330
Fee and Yield Segment EBITDA	513,523	578,091
Less: Depreciation and amortization	11,967	11,544
Less: Core interest expense	87,499	86,511
Plus: Realized performance income (loss), net	440,258	499,429
Plus: Net realized gains (losses)	370,594	418,366
Less: Corporate and local income taxes paid	71,191	102,886
Less: Preferred Distributions	13,894	—
Less: Income attributable to segment noncontrolling interests	2,002	10,907
After-tax Distributable Earnings	1,137,822	1,284,038
Plus: Depreciation and amortization	11,967	11,544
Plus: Core interest expense	87,499	86,511
Plus: Corporate and local income taxes paid	71,191	102,886
Plus: Preferred Distributions	13,894	—
Plus: Income attributable to segment noncontrolling interests	2,002	10,907
Total Segment EBITDA	$1,324,375	$1,495,886

KKR
EXHIBIT C (CONTINUED)

RECONCILIATION OF CONDENSED CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION (GAAP BASIS)
TO TOTAL REPORTABLE SEGMENTS BALANCE SHEET (UNAUDITED)
SEPTEMBER 30, 2016
(Amounts in thousands)

CONDENSED CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION (GAAP BASIS)		1	2	3	4	5	TOTAL REPORTABLE SEGMENTS BALANCE SHEET

Assets
Cash and Cash Equivalents	$2,196,800	—	—	628,699	—	—	$2,825,499	Cash and Short-term Investments
Investments	31,277,959	(21,302,639)	(1,121,510)	(1,342,357)	—	—	7,511,453	Investments
		—	—	1,342,357	—	—	1,342,357	Unrealized Carry
Other Assets	4,509,840	(1,710,864)	—	(789,924)	—	(310,937)	1,698,115	Other Assets
		—	—	161,225	—	—	161,225	Corporate Real Estate
Total Assets	$37,984,599	(23,013,503)	(1,121,510)	—	—	(310,937)	$13,538,649

Liabilities and Equity
Debt Obligations	17,589,353	(14,932,043)	—	(657,310)	—	—	2,000,000	Debt Obligations - KKR (ex-KFN)
		—	—	657,310	—	—	657,310	Debt Obligations - KFN
		—	—	373,750	—	—	373,750	Preferred Shares - KFN
Other Liabilities	3,572,981	(1,897,121)	(1,121,510)	—	—	(164,066)	390,284	Other Liabilities
Total Liabilities	21,162,334	(16,829,164)	(1,121,510)	373,750	—	(164,066)	3,421,344

Redeemable Noncontrolling Interests	395,210	(395,210)	—	—	—	—

Equity
Series A Preferred Units	332,988	—	—	(332,988)	—	—
Series B Preferred Units	149,566	—	—	(149,566)	—	—
KKR & Co. L.P. Capital - Common Unitholders	5,334,045	100,568	—	(17,446)	4,325,059	(146,871)	9,595,355	Book Value
Noncontrolling Interests	10,610,456	(5,889,697)	—	(373,750)	(4,325,059)	—	21,950	Noncontrolling Interests
		—	—	500,000	—	—	500,000	Preferred Units
Total Liabilities and Equity	$37,984,599	(23,013,503)	(1,121,510)	—	—	(310,937)	$13,538,649

1	IMPACT OF CONSOLIDATION OF INVESTMENT VEHICLES AND OTHER ENTITIES
2	CARRY POOL RECLASSIFICATION
3	OTHER RECLASSIFICATIONS
4	NONCONTROLLING INTERESTS HELD BY KKR HOLDINGS L.P. AND OTHER
5	EQUITY IMPACT OF KKR MANAGEMENT HOLDINGS CORP.

KKR
EXHIBIT C (CONTINUED)

RECONCILIATION OF CONDENSED CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION (GAAP BASIS)
TO TOTAL REPORTABLE SEGMENTS BALANCE SHEET (UNAUDITED)
DECEMBER 31, 2015
(Amounts in thousands)

CONDENSED CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION (GAAP BASIS)		1	2	3	4	5	TOTAL REPORTABLE SEGMENTS BALANCE SHEET

Assets
Cash and Cash Equivalents	$1,047,740	—	—	239,910	—	—	$1,287,650	Cash and Short-term Investments
Investments	65,305,931	(53,733,364)	(1,199,000)	(1,415,478)	—	—	8,958,089	Investments
		—	—	1,415,478	—	—	1,415,478	Unrealized Carry
Other Assets	4,688,668	(2,406,048)	—	(394,852)	—	(274,629)	1,613,139	Other Assets
		—	—	154,942	—	—	154,942	Corporate Real Estate
Total Assets	$71,042,339	(56,139,412)	(1,199,000)	—	—	(274,629)	$13,429,298

Liabilities and Equity
Debt Obligations	18,714,597	(16,057,287)	—	(657,310)	—	—	2,000,000	Debt Obligations - KKR (ex-KFN)
		—	—	657,310	—	—	657,310	Debt Obligations - KFN
		—	—	373,750	—	—	373,750	Preferred Shares - KFN
Other Liabilities	2,860,157	(1,228,091)	(1,199,000)	—	—	(141,529)	291,537	Other Liabilities
Total Liabilities	21,574,754	(17,285,378)	(1,199,000)	373,750	—	(141,529)	3,322,597

Redeemable Noncontrolling Interests	188,629	(188,629)	—	—	—	—

Equity
Series A Preferred Units	—	—	—	—	—	—
Series B Preferred Units	—	—	—	—	—	—	—	Preferred Units
KKR & Co. L.P. Capital - Common Unitholders	5,547,182	133,208	—	—	4,431,939	(133,100)	9,979,229	Book Value
Noncontrolling Interests	43,731,774	(38,798,613)	—	(373,750)	(4,431,939)	—	127,472	Noncontrolling Interests
Total Liabilities and Equity	$71,042,339	(56,139,412)	(1,199,000)	—	—	(274,629)	$13,429,298

1	IMPACT OF CONSOLIDATION OF INVESTMENT VEHICLES AND OTHER ENTITIES
2	CARRY POOL RECLASSIFICATION
3	OTHER RECLASSIFICATIONS
4	NONCONTROLLING INTERESTS HELD BY KKR HOLDINGS L.P. AND OTHER
5	EQUITY IMPACT OF KKR MANAGEMENT HOLDINGS CORP.

KKR
EXHIBIT D

RECONCILIATION OF WEIGHTED AVERAGE GAAP COMMON UNITS OUTSTANDING (UNAUDITED)

The following table provides a reconciliation of KKR's Weighted Average GAAP Common Units Outstanding to Weighted Average Adjusted Units:

	Quarter Ended
	September 30, 2016	June 30, 2016	September 30, 2015
Weighted Average GAAP Common Units Outstanding - Basic	445,989,300	448,221,538	452,165,697
Adjustments:
Weighted Average Unvested Common Units and Other Securities (1)	33,986,375	33,588,074	—	(3)
Weighted Average GAAP Common Units Outstanding - Diluted	479,975,675	481,809,612	452,165,697
Adjustments:
Weighted Average KKR Holdings Units (2)	357,528,999	358,728,334	365,717,358
Weighted Average Unvested Common Units and Other Securities (1)	—	—	33,821,248	(3)
Weighted Average Adjusted Units	837,504,674	840,537,946	851,704,303

	Nine Months Ended
	September 30, 2016	September 30, 2015
Weighted Average GAAP Common Units Outstanding - Basic	448,149,747	444,675,159
Adjustments:
Weighted Average Unvested Common Units and Other Securities (1)	34,985,238	35,663,176
Weighted Average GAAP Common Units Outstanding - Diluted	483,134,985	480,338,335
Adjustments:
Weighted Average KKR Holdings Units (2)	358,853,469	370,306,583
Weighted Average Adjusted Units	841,988,454	850,644,918

RECONCILIATION OF GAAP COMMON UNITS OUTSTANDING (UNAUDITED)

The following table provides a reconciliation of KKR's GAAP Common Units Outstanding to Adjusted Units, Adjusted Units Eligible for Distribution and Outstanding Adjusted Units:

	As of	As of
	September 30, 2016	December 31, 2015
GAAP Common Units Outstanding - Basic	446,200,620	457,834,875
Unvested Common Units and Other Securities (1)	33,950,264	27,901,910
GAAP Common Units Outstanding - Diluted	480,150,884	485,736,785
Adjustments:
KKR Holdings Units (2)	356,686,744	361,346,588
Adjusted Units	836,837,628	847,083,373
Adjustments:
Unvested Common Units and Unvested Other Securities (1)	(30,110,430)	(24,060,289)
Adjusted Units Eligible for Distribution	806,727,198	823,023,084
Adjustments:
Vested Other Securities	(3,839,834)	(3,841,621)
Outstanding Adjusted Units	802,887,364	819,181,463

____________________________________________________________________________________________________________________________________________________________________________________
(1) Represents equity awards granted under the Equity Incentive Plan and other securities that are exchangeable into KKR & Co. L.P common units. The issuance of common units of KKR & Co. L.P. pursuant to such equity awards or other securities dilutes KKR common unitholders and KKR Holdings pro rata in accordance with their respective percentage interests in the KKR business.
(2) Common units that may be issued by KKR & Co. L.P. upon exchange of units in KKR Holdings L.P. for KKR common units.
(3) Unvested common units and other securities are excluded from the calculation of diluted earnings per common unit on a GAAP basis because inclusion of such unvested common units and other securities would be anti-dilutive having the effect of decreasing the loss per common unit.